                                                                       Ex. 10.14

                              UBS Loan Finance LLC
                            677 Washington Boulevard
                          Stamford, Connecticut 06901

December 22, 2003

Citigroup Global Markets Inc.
390 Greenwich Street, First Floor
New York, New York 10013

Attention: John Dankel
Fax:       212-723-8539

Re: $125,000,000 Senior Secured Revolving Credit Facility for Affordable
Residential Communities LP

Ladies and Gentlemen:

We refer to the attached copy of the Summary of Terms and Conditions (the
"Summary") relating to the $125,000,000 senior secured revolving credit facility
(the "Facility") for Affordable Residential Communities LP (the "Company").
Subject to the terms and conditions contained in the Summary, and to the additional conditions set forth below, we are pleased to commit $15,000,000 to the Facility. Capitalized terms used herein but not defined herein have the meanings given to such terms in the Summary.

Our commitment is subject to (i) the negotiation, execution and delivery of definitive documentation relating to the Facility satisfactory to us, (ii) the size of the Facility being no less than $125,000,000, and (iii) a fee in the amount of 75 basis points on the amount of our final allocation of the Facility payable to us concurrently with or prior to the execution of the credit agreement relating to the Facility (the "Closing").

Our commitment may be terminated by us if the Closing does not occur on or prior to January 30, 2004. In addition, our commitment may be terminated by us if, prior to the Closing, (i) any change shall occur or any additional information is disclosed to or discovered by us which in our judgment could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), business, operations, assets, liabilities or prospects of the
Company or (ii) any information furnished to us by or on behalf of the Company in connection with the Facility is determined by us to be inaccurate, incomplete or misleading in any material respect.

This letter may not be amended or any provision hereof waived or modified except by an instrument in writing signed by us. This letter may be executed in any number of counterparts, each of which shall be an original and all of which, when taken together, shall constitute one agreement. Delivery of an executed counterpart of a signature page of this letter by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof. THIS LETTER
SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF
NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

Yours sincerely,

UBS LOAN FINANCE LLC

By: /s/ Warren Jervez
    ---------------------
    Name: Warren Jervez
    Title: Director

By: /s/ John C. Crockett
    ---------------------
    Name: John C. Crockett
    Title: Director